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                                EXHIBIT 10(A)(2)



                      1982 NONQUALIFIED STOCK OPTION PLAN


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                  THE SECOND AMENDMENT AND RESTATEMENT TO 1982
                  NONQUALIFIED STOCK OPTION PLAN OF THE
                  REGISTRANT, FILED AS EXHIBIT 4-2 TO THE
                  REGISTRANT'S REGISTRATION STATEMENT ON FORM S-8
                  (FILE NO. 33- 41036), EFFECTIVE JUNE 4, 1991,
                  IS INCORPORATED HEREIN BY REFERENCE.


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